CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Exhibit 10.43

Certain identified information has been omitted from this document because (i) it is not material and is the type that the Company customarily and actually treats as private or confidential, and/or (ii) if disclosure would constitute a clearly unwarranted invasion of personal privacy and has been marked with “[***]” to indicate where omissions have been made.

Execution version

CHANGE ORDER NO. 02

UNDER THE PURCHASE ORDER CONTRACT

FOR THE SALE OF LIQUEFACTION TRAIN SYSTEM

May 24, 2023

Reference is made to the Purchase Order Contract for the Sale of Liquefaction Train System, dated as of August 5, 2022 (as amended, the “Agreement”), by and between Venture Global Plaquemines LNG, LLC, a Delaware limited liability company (“Buyer”) and Baker Hughes Energy Services LLC, a Delaware limited liability company (“Seller”). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement. This Change Order, including any adjustment to the Contract Price and/or the Project Schedule set forth herein, as applicable, has been agreed upon by the Parties in accordance with Clause 24 of Appendix A (General Terms & Conditions) of the Agreement, and is considered an amendment to the Agreement. Except to the extent as may be specifically described in this Change Order, the changes set forth herein do not relieve Seller of any of its responsibilities described in the Agreement.

Once this Change Order is executed by both Parties, and except to the extent set forth herein, this Change Order will constitute a full and final settlement and accord and satisfaction of all effects of the change(s) described herein, and shall be deemed to compensate Seller fully for all such effects.

SCOPE:

This Change Order modifies the Payment Milestones. Attached as Exhibit A to this Change Order is a revised version of Appendix B (Pricing; Payment Terms & Cancellation Schedule), which supersedes and replaces the existing Appendix B (Pricing; Payment Terms & Cancellation Schedule) in its entirety.

This Change Order also modifies Appendix C (Scope of Supply & Project Schedule) as set forth below:

1.

Section 1.2.1 (Feed Gas Liquefaction) of Appendix C (Scope of Supply & Project Schedule) to the Agreement is hereby amended by inserting the following new bullet points immediately after the last sentence of the Cold Box Equipment section:

[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution version

2.

Section 1.2.2 (Mixed Refrigerant) of Appendix C (Scope of Supply & Project Schedule) to the Agreement is hereby amended by inserting the following new bullet point immediately after the last bullet point in the subsection entitled, “Lube Oil System”:

[***]

3.	MR Compressor String Test Scope Removal credit

[***]

4.

Section 1.5 (Scope Clarifications) of Appendix C (Scope of Supply & Project Schedule) to the Agreement is hereby amended by inserting two new bullet points immediately after the last sentence in the subsection entitled, “Others”:

[***]

5.

Section 1.5 (Scope Clarifications) of Appendix C (Scope of Supply & Project Schedule) to the Agreement is hereby amended by inserting a new bullet point immediately after the last sentence in the subsection entitled, “Utilities”:

[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution version

6.

Section 1.2.2 (Mixed Refrigerant) of Appendix C (Scope of Supply & Project Schedule) to the Agreement is hereby amended by inserting the following new bullet points immediately after the last sentence of the section:

[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution version

7.

Section 1.5 (Scope Clarifications) of Appendix C (Scope of Supply & Project Schedule) to the Agreement is hereby amended by inserting the following two new bullet points immediately after the last bullet point of the subsection “Others”:

[***]

8.

Section 1.5 (Scope Clarifications) of Appendix C (Scope of Supply & Project Schedule) to the Agreement is hereby amended by inserting a two new bullet points immediately after the last sentence in the subsection titled “Instrumentation & Control”:

[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution version

9.

Section 1.2.2 (Mixed Refrigerant) of Appendix C (Scope of Supply & Project Schedule) to the Agreement is hereby amended by inserting a new bullet point immediately after the last bullet point in the subsection entitled, “Air-Cooled Heat Exchangers (mounted on Modules)”:

[***]

10.

Section 1.3 (Electrical System Scope) of Appendix C (Scope of Supply & Project Schedule) to the Agreement is hereby amended by inserting the following new bullet point immediately after the last bullet point of the section:

[***]

11.

Section 1.10 (Equipment and Components Preservation) of Appendix C (Scope of Supply & Project Schedule) to the Agreement is hereby amended by inserting the following new bullet point immediately after the last paragraph:

[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution version

12.

Section 1.5 (Scope Clarifications) of Appendix C (Scope of Supply & Project Schedule) to the Agreement is hereby amended by inserting the following new bullet points immediately after the last paragraph:

[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution version

13.

Section 1.5 (Scope Clarifications) of Appendix C (Scope of Supply & Project Schedule) to the Agreement is hereby amended by inserting a new bullet point immediately after the last sentence in the subsection entitled, “Structures and accessories”:

[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution version

14.	Appendix A to the Agreement is hereby amended by deleting Clause 6.7 in its entirety and inserting the following in its place:

“6.7 Delivery Bonus

If Seller delivers a Liquefaction Train to Buyer at the Delivery Point, and its associated E- House is ready for shipment at Seller’s Subcontractor fabrication site located in Minden, Louisiana, in each case on or before the applicable bonus date set forth in Annex C-1 of Appendix C (Scope of Supply & Project Schedule) (each, a “Bonus Date”) for such Liquefaction Train and associated E-House, then Buyer shall pay to Seller the applicable bonus amount set forth in Annex C-1 of Appendix C (Scope of Supply & Project Schedule) for such Liquefaction Train and associated E-House. If Seller delivers a Liquefaction Train, and its associated E-House is ready for shipment at Seller’s Subcontractor fabrication site located in Minden, Louisiana, before the applicable Delivery Date but after the applicable Bonus Date, the amount payable to Seller in respect of such Liquefaction Train and associated E-House shall be reduced by an amount equal to the applicable bonus degradation factor set forth Annex C-1 of Appendix C (Scope of Supply & Project

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution version

Schedule) (in each case, the “Bonus Degradation Factor”) multiplied by the number of days after the Bonus Date to the average of the actual date of delivery of such Liquefaction Train to the Delivery Point and the actual date of readiness for shipment of such associated E- House at Seller’s Subcontractor fabrication site located in [***]. Each of such bonus amounts shall upon payment by Buyer be treated as an increase to the Contract Price for the purposes of the Agreement.

In addition to any bonus due pursuant to the preceding paragraph, if Seller delivers a Liquefaction Train to Buyer at the Delivery Point, and each of its associated E-House and Cold Box is ready for shipment at Seller’s Subcontractors fabrication sites located in [***] and [***], respectively, in each case on or before the applicable super bonus date set forth in Annex C-1 of Appendix C (Scope of Supply & Project Schedule) (each, a “Super Bonus Date”) for such Liquefaction Train and associated E-House and Cold Box, then Buyer shall pay to Seller the applicable super bonus amount set forth in Annex C-1 of Appendix C (Scope of Supply & Project Schedule) for such Liquefaction Train and associated E-House and Cold Box. If Seller delivers a Liquefaction Train, and each of its associated E-House and Cold Box is ready for shipment at Seller’s Subcontractors fabrication sites located in [***] and [***], respectively, before the applicable Delivery Date but after the applicable Super Bonus Date, the amount payable to Seller in respect of such Liquefaction Train and associated E- House and Cold Box shall be reduced by an amount equal to the applicable super bonus degradation factor set forth Annex C-1 of Appendix C (Scope of Supply & Project Schedule) (in each case, the “Super Bonus Degradation Factor”) multiplied by the number of days after the Super Bonus Date to the average of the actual date of delivery of such Liquefaction Train to the Delivery Point, the actual date of readiness for shipment of the E-House at Seller’s Subcontractor fabrication site located in [***] and the actual date of readiness for shipment of the Cold Box at Seller’s Subcontractor fabrication site located in [***]. Each of such super bonus amounts shall upon payment by Buyer be treated as an increase to the Contract Price for the purposes of the Agreement.

If any of the Liquefaction Trains, associated E-Houses or associated Cold Boxes is not delivered to the Delivery Point in its entirety on or before the applicable Delivery Date, then no bonus amount shall be earned or due.

For the purposes of this Clause 6.7 only, Seller shall be deemed to have delivered any Liquefaction Train, or have each of its associated E-House and Cold Box ready for shipment, as described in this Clause 6.7, on or before the Bonus Date and/or the Super Bonus Date, as applicable, notwithstanding that certain minor items forming a part of such Liquefaction Train or associated E-House or Cold Box have not been delivered to Buyer at the Delivery Point by such Bonus Date or Super Bonus Date; provided that (i) the Lender’s Engineer has confirmed to Buyer in writing (upon Buyer’s request) that the absence of such minor items would not reasonably be expected to adversely impact the project schedule for testing, commissioning, safety or operability of such Liquefaction Train, E-House or Cold Box, and (ii) all such minor items are delivered to Buyer at the Delivery Point not later than the relevant Delivery Date for such Liquefaction Train, E- House or Cold Box in the Project Schedule or such other date as mutually agreed by the Parties in writing.

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution version

Amounts earned by Seller pursuant to this Clause 6.7 shall be due and payable by Buyer to Seller upon completion of delivery by Seller of the Liquefaction Train System and all Components (as such term is defined in the PIS Purchase Order) of the power island system in accordance with the PIS Purchase Order and the finalization of a Change Order within sixty (60) days thereof.”

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution version

CONTRACT PRICE:
The original Contract Price was:	$	[***]
The net adjustment to the Contract Price by previously executed Change Orders is:	$	[***]
The Contract Price prior to this Change Order was:	$	[***]
The Contract Price shall be increased by this Change Order in the amount (the “Change Order Price”) of:	$	[***]

(comprised of: (a) a fixed lump sum amount of [***] with respect to the change set forth in clause (1) above (PCO# PLQ2 061B); (b) a fixed lump sum amount of [***] with respect to the change set forth in clause (2) above (PCO#64); (c) a negative fixed lump sum amount of [***] with respect to the change set forth in clause (3) above (PCO #65); (d) a fixed lump sum amount of [***] with respect to the change set forth in clause (4) above (PCO #66); (e) a fixed lump sum amount of [***] with respect to the change set forth in clause (4) above (PCO#67); (f) a fixed lump sum amount of [***] with respect of the change set forth above in clause (5) above (PCO#68); (g) a fixed lump sum of [***] with respect to the change set forth in clause (6) above (PCO#78); (h) a fixed lump sum amount of [***] with respect to the change set forth in clause (7) above (PCO#81); (i) a fixed lump sum amount of [***] with respect to the change set forth in clause (8) above (PCO#82); (j) a fixed lump sum amount of [***] with respect to the change set forth in clause (9) above (PCO#83); (k) a fixed lump sum amount of [***] with respect to the changes set forth in clause (10) above; (l) a fixed lump sum amount of [***] with respect to the changes set forth in clause (11) above (PCO#65); (m) a negative fixed lump sum amount of [***] with respect to the changes set forth in clause (12) above ([***] for (PCO#89), [***] for (PCO#90), [***] for (PCO#92), [***] for (PCO#94) and a negative fixed lump sum amount of [***] for (PCO#95)); (n) a fixed lump sum amount of [***] with respect to the changes set forth in clause (13) above (PCO#91)):

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution version

The adjusted Contract Price, including this Change Order, shall be:	$	[	***]
The original fixed fee for transportation was:	$	[	***]
The net adjustment to the fixed fee by previously executed Change Orders is:	$	[	***]
The fixed fee prior to this Change Order was:	$	[	***]
The fixed fee shall be increased by this Change Order in the amount of:	$	[	***]
The adjusted fixed fee for transportation, including this Change Order, shall be:	$	[	***]
The original not to exceed amount for Transportation Costs was:	$	[	***]
The net adjustment to the not to exceed amount for Transportation Costs by previously executed Change Orders is:	$	[	***]
The adjusted not to exceed amount for Transportation Costs prior to this change order was:	$	[	***]
The not to exceed amount for Transportation Costs shall be increased by this Change Order in the amount of:	$	[	***]
The adjusted not to exceed amount for Transportation Costs, including this Change Order, shall be:	$	[	***]

Exhibit B to this Change Order contains Seller’s cost details for the scope of supply modifications set forth herein for information purposes only.

PROJECT SCHEDULE:

This Change Order has no impact on the Project Schedule or the Milestone Dates.

TERMS AND CONDITIONS:

Buyer and Seller further agree to the following changes to the Agreement:

a.

Clause 6.4(c) of Appendix A to the Agreement is hereby amended by (i) deleting the reference therein to “[***] Dollars [***]” in its entirety and inserting “[***] Dollars [***]” in its place, and (ii) deleting the reference therein to “[***] [***] Dollars [***]” in its entirety and inserting “[***] Dollars [***]” in its place.

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution version

b.	Clause 25.3(a)(i) of Appendix A to the Agreement is hereby amended by deleting the reference therein to “[***] Dollars [***]” in its entirety and inserting “[***] Dollars [***]” in its place.

c.	Clause 25.3(a)(ii) of Appendix A to the Agreement is hereby amended by deleting the reference therein to “[***] Dollars [***]” in its entirety and inserting “[***] Dollars [***]” in its place.

d.

Clause 25.3(b)(i) of Appendix A to the Agreement is hereby amended by (i) deleting the reference therein to “[***] Dollars [***]” in its entirety and inserting “[***] Dollars [***]” in its place, and (ii) deleting the reference therein to “[***] Dollars [***]” in its entirety and inserting “[***] Dollars [***]” in its place.

e.	Clause 25.3(b)(ii) of Appendix A to the Agreement is hereby amended by deleting the reference therein to “[***] Dollars [***]” in its entirety and inserting “[***] Dollars [***]” in its place.

Seller waives any and all rights to claim any payment or any relief for time for the performance of its obligations for the performance of the scope of the changes that are set forth under this Change Order. This Change Order constitutes compensation in full for Seller for all costs and expenses directly or indirectly attributable to the changes set forth herein, for all delays related thereto, and for performance of the changes within the time stated. Notwithstanding, such adjusted Contract Price does not include any Buyer Taxes which will be added to such Contract Price in accordance with and subject to the terms of the Agreement.

All other terms and conditions of the Agreement remain in effect unless specifically modified herein.

[Signature Page Follows.]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Agreed pursuant to the Agreement by:

Baker Hughes Energy Services LLC	Venture Global Plaquemines LNG, LLC

By:	[***]	By:	[***]

Name:	[***]	Name:	[***]

Title:	[***]	Title:	[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Exhibit A

APPENDIX B

PRICING, PAYMENT TERMS & CANCELLATION SCHEDULE

[See attached.]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution version

APPENDIX B

PRICING, PAYMENT TERMS & CANCELLATION SCHEDULE

Seller shall not issue more than one (1) invoice (or, following the assignment of the Agreement to the EPC Contractor, two (2) invoices) in any calendar month during the term of the Agreement.

Seller shall not be entitled to invoice for a Payment Milestone until such Payment Milestone has been completed, such invoice shall include reasonable documentation of such completion of the Payment Milestone, including the documentation identified in the Payment Milestone Notes below and as may be further defined between Buyer and Seller during the kickoff meeting. Invoices shall include an affidavit setting forth the amounts paid by Seller to any “Major Subcontractors” under the Agreement in a form reasonably acceptable to Buyer and the Lenders.

In addition to the amounts shown in the Payment Milestone in Section I.B., below, Seller shall be permitted to invoice Buyer for the fixed fee of [***] as provided in Clause 7.1 of Appendix A of the Agreement in equal monthly installments in the amount of [***] during the first [***] of the Payment Schedule following the issuance of FNTP.

The Transportation Costs as defined in Clause 7.1 of Appendix A shall not be included in the Aggregate Payment Milestone Cap. Concurrently with the monthly invoice described in the first paragraph of this Appendix B, Seller may submit to Buyer a dedicated monthly invoice for the Transportation Fixed Fee and the Transportation Costs.

Transportation Costs shall be documented by Seller providing to Buyer unredacted copies of purchase orders and other available documentation. Copies of invoices shall be provided as part of the monthly invoice for individual purchase orders or Transportation Costs with a value in excess of [***]. In all other cases, Facility-specific ERP system reports in Excel format will be submitted with the applicable monthly invoice. Transportation Costs shall be certified by the Project Director as part of the applicable monthly invoice.

Concurrently with the monthly invoice described in the first paragraph of this Appendix B, Seller may submit to Buyer a dedicated monthly invoice with respect to any Plaquemines Parish sales and use taxes that constitute Buyer Taxes. Any such Plaquemines Parish sales and use taxes shall be documented by Seller providing the list, value, and delivery date of the delivered equipment.

Concurrently with the monthly invoice described in the first paragraph of this Appendix B, Seller may submit to Buyer a dedicated monthly invoice with respect to the Spare Parts. Spare Parts shall be documented by the Seller providing the list of the delivered spare parts and/or other available documentation to the Seller.

Buyer shall have the right to audit all documentation pertaining to Transportation Costs and taxes on reasonable prior notice to Seller and during normal business hours in order to confirm the accuracy and completeness thereof.

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution version

I.	Payment Milestones:

A.	Payment Milestones after Buyer’s issuance of LNTP shall be as indicated in the table below.

Type	Milestone N°	Payment Milestone Description	Amount (USD)
[***]	1	[***]	[***]
[***]	L1	[***]	[***]
[***]	2	[***]	[***]
[***]	3	[***]	[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution version

B.

Payment Milestones after Buyer’s issuance of FNTP shall be as indicated in the table below. The “Fixed” Payment Milestones (as indicated below) are one-time events. The “By Train” Payment Milestones (as indicated below) shall occur for each Liquefaction Train.

Type	Milestone N°	Milestone Description	Amount (USD)
[***]	1	[***]	[***]
[***]	L1	[***]	[***]
[***]	2	[***]	[***]
[***]	3	[***]	[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution version

Type	Milestone N°	Milestone Description	Amount (USD)
[***]	4	[***]	[***]
[***]	5	[***]	[***]
[***]	6	[***]	[***]
[***]	7	[***]	[***]
[***]	8	[***]	[***]
[***]	9	[***]	[***]
[***]	10	[***]	[***]
[***]	11	[***]	[***]
[***]	12	[***]	[***]
[***]	13	[***]	[***]
[***]	14	[***]	[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution version

Type	Milestone N°	Milestone Description	Amount (USD)
[***]	15	[***]	[***]
[***]	16	[***]	[***]
[***]	17	[***]	[***]
[***]	18	[***]	[***]
[***]	19	[***]	[***]
[***]	20	[***]	[***]
[***]	21	[***]	[***]
[***]	22	[***]	[***]
[***]	23	[***]	[***]
[***]	24	[***]	[***]
[***]	25	[***]	[***]
[***]	26	[***]	[***]
[***]	27	[***]	[***]
[***]	28	[***]	[***]
[***]	29	[***]	[***]
[***]	30	[***]	[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution version

Payment Milestone Notes
1	[***]
2	[***]
3	[***]
4	[***]
5	[***]
6	[***]
7	[***]
8	[***]
9	[***]
10	[***]
11	[***]
12	[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution version

II.	Aggregate Payment Milestone Cap:

The aggregate amount of all Payment Milestones invoiced by Seller as of each month, including all invoices submitted to Buyer in prior months, shall not exceed the amount of the Aggregate Payment Milestone Cap shown in tables below for such month. For the avoidance of doubt, the Aggregate Payment Milestone Cap shall be inclusive of the LNTP Advance.

A.	[***]

Month after Issuance of LNTP	Aggregate Payment Milestone Cap (by month)
[***]	[***]
[***]	[***]
[***]	[***]

B.	[***]

Month after Issuance of LNTP or FNTP, as applicable	Aggregate Payment Milestone Cap (by month) after CO#2
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution version

Month after Issuance of LNTP or FNTP, as applicable	Aggregate Payment Milestone Cap (by month) after CO#2
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution version

Month after Issuance of LNTP or FNTP, as applicable	Aggregate Payment Milestone Cap (by month) after CO#2
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution version

III.	Termination Fee:

In the event of termination for convenience by Buyer pursuant to Clause 29.1 of Appendix A or a termination by Buyer or Seller, as applicable, if there is no mutual agreement on extending the time for issuance of FNTP pursuant to Clause 6.6 of Appendix A, then the Termination Fee, if any, payable by Buyer shall be determined as follows:

[***]

where:

[***]

Months after issuance of LNTP or issuance of a Suspension Notice, as Applicable	Maximum Termination Fee
[***]	[***]
[***]	[***]
[***]	[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution version

4.

If LNTP is issued and FNTP is subsequently issued prior to the termination of the Agreement, the Maximum Termination Fee shall be as follows; provided, however, that if (a) no LNTP is issued but the FNTP is issued or (b) FNTP is issued less than [***] after the issuance of LNTP, in either case, the Maximum Termination Fee set forth in the first [***] in the table below shall be increased by [***].

Months after issuance of LNTP or FNTP or issuance of a Suspension Notice, as applicable	Maximum Termination Fee (After CO#2)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Execution version

Exhibit B

Cost Details

[Omitted]